UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2016

BLOUNT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4909 SE International Way, Portland, Oregon	97222-4679
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 653-8881

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 7, 2016, Blount International, Inc., a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”). The proposals submitted to the Company’s stockholders at the Special Meeting were:

•	the adoption of the Agreement and Plan of Merger, dated as of December 9, 2015 (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”), among the Company, ASP Blade Intermediate Holdings, Inc., a Delaware corporation (“Parent”) beneficially owned by affiliates of American Securities LLC, and ASP Blade Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Proposal”); and

•	the approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to the Company’s named executive officers in connection with, or following, the consummation of the Merger (the “Advisory Compensation Proposal”).

The Merger Proposal and the Advisory Compensation Proposal were each described in greater detail in the Company’s definitive proxy statement relating to the Merger, which the Company filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2016. The Company’s stockholders approved both the Merger Proposal and the Advisory Compensation Proposal.

The voting results for the Merger Proposal and the Advisory Compensation Proposal, including the number of votes cast for, against or withheld, and the number of abstentions and non-votes, with respect to each such proposal, are as follows:

Merger Proposal

FOR	AGAINST	ABSTAIN	NON-VOTES
36,292,819	478,038	195,889	0

Advisory Compensation Proposal

FOR	AGAINST	ABSTAIN	NON-VOTES
35,510,520	656,248	799,978	0

As of March 4, 2016, the record date for the Special Meeting, there were 48,250,363 shares of the Company’s common stock issued and outstanding and entitled to vote.

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.  As there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, the adjournment of the Special Meeting to solicit additional proxies for such purpose was unnecessary and such proposal was not submitted to the Company’s stockholders for approval at the Special Meeting.

Subject to the satisfaction or waiver of the remaining closing conditions, the parties expect the Merger to close on or about April 12, 2016.

Item 8.01. Other Items.

On April 7, 2016, the Company issued a press release announcing the results of the Special Meeting. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

“Forward-looking statements” in this Current Report on Form 8-K (including Exhibit 99.1 hereto), including without limitation statements regarding the proposed transaction, the expected timetable for completing the proposed transaction, the Company’s “outlook,” “expectations,” “beliefs,” “plans,” “indications,” “estimates,” “anticipations,” “guidance” and their variants, as defined by the Private Securities Litigation Reform Act of 1995, are based upon available information and upon assumptions that the Company believes are reasonable; however, these forward-looking statements involve certain risks and should not be considered indicative of actual results that the Company may achieve in the future. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, in particular, among other things, the ability to consummate the proposed transaction in the time frame expected by the parties or at all; any conditions imposed on the parties in connection with the consummation of the proposed transaction; the satisfaction of the remaining conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; the ability of third parties to fulfill their obligations relating to the proposed transaction, including providing financing under current financial market conditions; litigation relating to the proposed transaction; and the other factors and financial, operational and legal risks or uncertainties described in the Company’s public filings with the SEC, including the “Risk Factors” and “Forward Looking Statements” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q.  The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated April 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOUNT INTERNATIONAL, INC.

Date: April 7, 2016	By:	/s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated April 7, 2016